Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of January 16, 2013 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as administrator (in such capacity, the “Administrator”).

R E C I T A L S

The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

Concurrently herewith, the Seller, the Servicer, the Originator, the Performance Guarantor, Bank of America, as prior “Administrator”, and the Administrator are entering into that certain Payoff, Assignment and Assumption Agreement, dated as of the date hereof (the “Payoff and Assignment Agreement”), pursuant to which, among other things, Bank of America is assigning the role of “Administrator” to BTMU.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2.                                      Amendments to the Agreement.  As of the Effective Date (as defined below), the Agreement is hereby amended as follows:

(i)                                     Each reference to the Administrator’s name, address, contact person, telephone number and facsimile number in the Agreement is hereby replaced with a corresponding reference as set forth below:

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959

Facsimile:  (212) 782-6998

(ii)                                  Each reference to Bank of America (however defined or referenced) in the Agreement referring to Bank of America as an Uncommitted Purchaser, Purchaser Agent

or Related Committed Purchaser or to Bank of America’s “Purchaser Group”, is hereby deleted.

(iii)                               The “Commitment” with respect to each Related Committed Purchaser as set forth below each such Related Committed Purchaser’s signature to the Agreement is hereby replaced with the amount set forth below each such Related Committed Purchaser’s signature hereto.

3.                                      Accordion Confirmation.  Each of the parties hereto hereby agrees that the Accordion Confirmation attached as Schedule I hereto shall constitute an Accordion Confirmation for purposes of the Agreement and shall amend and restate in its entirety that certain Accordion Confirmation, dated as of November 16, 2012.

4.                                      Acknowledgements, Agreements and Consents.

(i)                                     Each of the parties hereto consents to the execution, delivery and performance of the Payoff and Assignment Agreement in substantially the form attached hereto as Schedule II and acknowledges and agrees to each of the assignments and assumptions set forth therein.

(ii)                                  Each of the parties hereto hereby expressly waives any notice or other applicable requirement set forth in the Agreement or any other Transaction Document as a prerequisite or condition precedent to such assignment and assumption set forth in the Payoff and Assignment Agreement; including, without limitation, any requirement set forth in Section 11.9 of the Agreement.

(iii)                               To the extent that any consent of any party hereto is required under any other agreement to which it is a party for any of the transactions to be effected by the Payoff and Assignment Agreement, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied as of the date hereof (other than any requirements or conditions precedent set forth in the Payoff and Assignment Agreement).

5.                                      Non-Ratable Purchase.

(i)                                     Seller hereby requests that solely on a one time basis on the date hereof, that the Purchasers in each of the Working Capital Management Co., LP Purchaser Group and the Victory Receivables Corporation Purchaser Group (each such Purchaser Group, a “Subject Purchaser Group”) (A) make a non-pro rata Incremental Purchase in the applicable amount set forth opposite its name on Schedule III attached hereto and (B) deposit the proceeds of such Incremental Purchase in the account set forth on Schedule III attached hereto.

(ii)                                  The Purchaser Agents for each of the Subject Purchaser Groups hereby acknowledge receipt of the Purchase Notice set forth in clause (i) above and hereby agree (A) subject to the satisfaction of each of the conditions set forth in Section 6.2 of the Agreement, that the Purchasers in its applicable Purchaser Group will make the

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Incremental Purchase requested above and (B) that the provisions of this Amendment are in all material respects equivalent to the form of “Purchase Notice” set forth as Exhibit II to the Agreement and waive the notice requirement set forth in Section 1.2 of the Agreement.

(iii)                               After giving effect to the non-pro rata Incremental Purchase set forth above and the Payoff and Assignment Agreement, each of the parties hereto hereby agree that the Group Invested Amount for each Purchaser Group shall be the amount set forth on Schedule IV attached hereto.

(iv)                              Each of the parties hereto hereby consents to the non-pro rata Incremental Purchase set forth above notwithstanding anything to the contrary set forth in the Agreement or any other Transaction Document (including, without limitation, the ratable Incremental Purchase requirement set forth in Section 1.1(a) of the Agreement).

6.                                      Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(i)                                     each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;

(ii)                                  no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;

(iii)                               the Facility Termination Date for all Purchaser Groups has not occurred; and

(iv)                              the Credit Agreement has not been amended since November 20, 2012.

7.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein.

8.                                      Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) concurrent with the effectiveness of the Payoff and Assignment Agreement in accordance with its terms and upon satisfaction of each of the following conditions:

(a)                                 receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment, (ii) the amended and restated Fee Letter, dated as of the date hereof, by and among

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the Seller, the Servicer, the Administrator and each Purchaser Agent and (iii) the Payoff and Assignment Agreement, in each case duly executed by each of the parties thereto;

(b)                                 the Administrator, each Purchaser Agent and PNC Capital Markets LLC shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Effective Date; and

(c)                                  such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent.

9.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

10.                               Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

11.                               Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

12.                               Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

13.                               Ratification.                            After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[signature pages begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

Acknowledged and Agreed

AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

Fourth Amendment to RPA

(ARFC)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory Receivables Corporation

By:	/s/ Brian McNany
Name:	B. McNany
Title:	Vice President

Commitment: $220,000,000

Fourth Amendment to RPA

(ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Uncommitted Purchaser

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Wells Fargo Bank, National Association

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

Commitment: $120,000,000

Fourth Amendment to RPA

(ARFC)

LIBERTY STREET FUNDING LLC, as an Uncommitted Purchaser

By:	/s/ Jill Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding LLC

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Commitment: $145,000,000

Fourth Amendment to RPA

(ARFC)

MARKET STREET FUNDING LLC, as an Uncommitted Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Commitment: $50,000,000

Fourth Amendment to RPA

(ARFC)

WORKING CAPITAL MANAGEMENT CO., LP, as Uncommitted Purchaser and as Related Committed Purchaser for Working Capital Management Co., LP

By:	/s/ S. Nochiide
Name:	Shinichi Nochiide
Title:	Attorney-in-Fact

MIZUHO CORPORATE BANK, LTD., as Purchaser Agent for Working Capital Management Co., LP

By:	/s/ Bertram H. Tang
Name:	Bertram Tang
Title:	Authorized Signatory

Commitment: $165,000,000

Fourth Amendment to RPA

(ARFC)

SCHEDULE I

ACCORDION CONFIRMATION

This letter constitutes an Accordion Confirmation pursuant to Section 1.1(b) of the Receivables Purchase Agreement.  This Accordion Confirmation sets forth, among other things, the Accordion Group Commitments as consented to by such Purchaser Group’s Purchaser Agent for the Accordion Period beginning on  January 16, 2013 and ending on March 30, 2013, and the resulting changes in the Purchase Limit and Group Commitments for such period.

(a)           Group Commitments

Purchaser Group	Non-Accordion Group Commitment	Accordion Group Commitment	Group Commitment
Liberty Street Funding LLC	$145,000,000	$51,785,714	$196,785,714
Market Street Funding LLC	$50,000,000	$17,857,143	$67,857,143
Victory Receivables Corporation	$220,000,000	$78,571,429	$298,571,429
Wells Fargo Bank, National Association	$120,000,000	$42,857,143	$162,857,143
Working Capital Management Co., LP	$165,000,000	$58,928,571	$223,928,571

(b)           Ratable Share and Accordion Ratable Share of Each Purchaser Group, expressed as a percentage:

Purchaser Group	Ratable Share	Accordion Ratable Share
Liberty Street Funding LLC	20.71%	20.71%
Market Street Funding LLC	7.14%	7.14%
Victory Receivables Corporation	31.43%	31.43%
Wells Fargo Bank, National Association	17.14%	17.14%
Working Capital Management Co., LP	23.57%	23.57%

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(c)           Purchase Limit:  $950,000,000

(i)            Non-Accordion Purchase Limit:  $700,000,000

(ii)           Accordion Purchase Limit:  $250,000,000

I-2

SCHEDULE II

PAYOFF, ASSIGNMENT AND ASSUMPTION AGREEMENT

[attached]

II-1

EXECUTION COPY

PAYOFF, ASSIGNMENT AND ASSUMPTION AGREEMENT

This PAYOFF, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of January 16, 2013, is among:

(i)            AMERISOURCE RECEIVABLES FINANCIAL CORPORATION (“Seller”);

(ii)           AMERISOURCEBERGEN DRUG CORPORATION (“ABDC”), as Servicer (in such capacity, the “Servicer”), and as Originator (in such capacity, the “Originator”);

(iii)          AMERISOURCEBERGEN CORPORATION (“AmerisourceBergen”; together with Seller and ABDC, each an “Amerisource Party” and collectively, the “Amerisource Parties”), as Performance Guarantor (in such capacity, the “Performance Guarantor”);

(iv)          BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), as the current “Administrator” under the Receivables Purchase Agreement (in such capacity, the “Prior Administrator”), and as a Purchaser Agent, an Uncommitted Purchaser and a Related Committed Purchaser; and

(v)           THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as the new “Administrator” under the Receivables Purchase Agreement (in such capacity, the “New Administrator”).

BACKGROUND

A.            Seller, the Servicer, the Purchaser Groups and the Prior Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Receivables Purchase Agreement”).

B.            On the terms and conditions set forth herein, the Amerisource Parties have requested that the Prior Administrator transfer and assign to the New Administrator, and the New Administrator desires to accept and assume from the Prior Administrator, all of the Prior Administrator’s rights and obligations under the Receivables Purchase Agreement and each of the other Transaction Documents.

C.            The Amerisource Parties have advised the Prior Administrator that they desire to voluntarily prepay on the date hereof all outstanding indebtedness, fees and other obligations owing to Bank of America under the Receivables Purchase Agreement and each of the other Transaction Documents.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.         Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in, or by reference in, the Receivables Purchase Agreement.

SECTION 2.         Assignment and Assumption.

(a)           Assignment and Assumption.  Effective as of the Effective Time (as defined below), the Prior Administrator hereby transfers, sets over, assigns and conveys to the New Administrator all of the Prior Administrator’s right, title and interest in, and delegates all of its duties and obligations under, the Receivables Purchase Agreement and each of the other Transaction Documents.  From and after the Effective Time, the New Administrator hereby accepts such transfer and assignment to it, agrees to be bound by all of the terms and conditions of the Receivables Purchase Agreement and each of the other Transaction Documents to which it is a party, and unconditionally assumes all of the obligations of the Prior Administrator relating to the foregoing.

(b)           Financing Statements; Further Assurances.  In connection with the assignment and assumption contemplated by clause (a) above, each of the parties hereto hereby authorizes the New Administrator to file (or cause to be filed), at Seller’s sole expense, any UCC financing statements, financing statement amendments or similar filings that the New Administrator may reasonably consider necessary or desirable to assign to the New Administrator, any security interest or other rights, if applicable, granted or assigned to the Prior Administrator under the Transaction Documents.  Each of the parties hereto hereby agrees to do all such things and execute all such documents and instruments, at Seller’s sole expense, as the New Administrator may reasonably consider necessary or desirable (i) to give full effect to the assignment to the New Administrator by the Prior Administrator of the role of “Administrator” under the Receivables Purchase Agreement and the other Transaction Documents and (ii) to perfect and preserve the rights and powers of the New Administrator for itself and on behalf of the other Secured Parties under the Receivables Purchase Agreement and the other Transaction Documents.

(c)           Non-Reliance.  The Prior Administrator has not provided any information and makes no representation or warranty whatsoever and assumes no responsibility with respect to the Receivables or the financial condition of any Amerisource Party or the performance or observance by any Amerisource Party of their respective obligations under the Transaction Documents.  The New Administrator confirms that (i) it has independently and without reliance upon the Prior Administrator and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and (ii) it has made and will continue to make its own appraisal of and investigation into (A) the business, operations, property, prospects, financial and other conditions and creditworthiness of each of the Amerisource Parties and (B) the Receivables.

(d)           Resignation of Prior Administrator.  From and after the Effective Time, the Prior Administrator shall cease to be a party to the Receivables Purchase Agreement and each of the other Transaction Document to which the Prior Administrator was a party in the capacity of “Administrator” and shall no longer have any rights or obligations under the Receivables Purchase Agreement or any other Transaction Document in its capacity as “Administrator” thereunder.

SECTION 3.         Payoff.

(a)           Payoff Amount.  At or before noon (New York time) on the date hereof (the “Payoff Time”), the Amerisource Parties shall, jointly and severally, pay to (i) Bank of America, the amounts set forth on Schedule I hereto (such amounts, collectively, the “Bank of America Payoff Amount”) representing the aggregate amount due and owing to Bank of America by the Amerisource Parties under the Receivables Purchase Agreement and each of the other Transaction Documents and (ii) Mayer Brown LLP, as counsel to Bank of America, the amount set forth on Schedule II hereto (such amount, the “Bank of America Attorney Fees”; together with the Bank of America Payoff Amount, collectively, the “Payoff Amount”) representing fees and expenses of such counsel in connection with the transactions contemplated hereby.  Payment of each portion of the Payoff Amount shall be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth on Schedules I and II hereto.

(b)           Release.  In consideration of, and effective upon (but not before), payment in full of the Payoff Amount in accordance with this Agreement on or prior to the Payoff Time, each of the parties hereto hereby acknowledges and agrees that:

(i)            payment of the Payoff Amount on or prior to the Payoff Time constitutes satisfaction in full of all of the Amerisource Parties’ obligations to Bank of America under the Transaction Documents except for indemnification and other obligations of the Amerisource Parties which by their terms expressly survive termination of the Transaction Documents (such surviving obligations, the “Surviving Obligations”);

(ii)           all outstanding obligations of the Amerisource Parties to Bank of America under the Transaction Documents and all documents executed and/or delivered in connection therewith are released, discharged and satisfied (other than Surviving Obligations); and

(iii)          all commitments and obligations of Bank of America with respect to and under the Transaction Documents are hereby terminated.

For the avoidance of doubt, if the Payoff Amount (or any portion thereof) is not paid in full on or prior to the Payoff Time in accordance with the terms hereof, none of the foregoing clauses (i) though (iii) shall take effect.  Notwithstanding anything in this Agreement to the contrary, if all or any portion of the Payoff Amount is rescinded or must otherwise be returned for any reason under any state or federal bankruptcy or other law, then all obligations of the Amerisource Parties under the Transaction Documents in respect of the amount so rescinded or returned shall be automatically and immediately revived (without any further action or consent by any of the parties hereto or any other Person) and shall continue in full force and effect as if such amounts had not been paid, and this Agreement shall in no way impair the claims of any such Persons with respect to such revived obligations.

SECTION 4.         Limitation on Liability.  Notwithstanding anything to the contrary set forth in this Agreement, the New Administrator does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the Prior

Administrator, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Effective Time.

SECTION 5.         Release of Liability.  Immediately upon the Effective Time, each of the Amerisource Parties hereby waives, releases and forever discharges Bank of America and its respective affiliates, subsidiaries, officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have now or hereafter against such Person or any of them arising out of or relating to the Transaction Documents.

SECTION 6.         Acknowledgements, Agreements and Consents.

(a)           Each party hereto acknowledges and agrees to each of the assignments and assumptions set forth in Section 2 above, and expressly waives any notice or other applicable requirement set forth in the Receivables Purchase Agreement or any other Transaction Document as a prerequisite or condition precedent to such assignment and assumption; including, without limitation, any requirement set forth in Section 11.9 of the Receivables Purchase Agreement.

(b)           To the extent that any consent of any party hereto is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied as of the date hereof (other than any requirements or conditions precedent set forth in this Agreement).

SECTION 7.         Effective Time.  The effective time (the “Effective Time”) of this Agreement shall be deemed to be the Payoff Time provided the following conditions precedent are satisfied:

(a)           the New Administrator shall have received a duly executed copy of this Agreement;

(b)           Bank of America shall have received the Bank of America Payoff Amount on or prior to the Payoff Time in accordance with Section 3;

(c)           counsel to Bank of America shall have received the Bank of America Attorney Fees on or prior to the Payoff Time in accordance with Section 3; and

(d)           the New Administrator shall have received such other information, documents and instruments as the New Administrator has reasonably requested prior to the date hereof, and in form and substance satisfactory to the New Administrator.

SECTION 8.         Representations and Warranties of the Amerisource Parties.  Each of the Amerisource Parties hereby represents and warrants (as to itself) as follows:

(a)           (i) such Person has full organizational power and authority to execute, deliver and perform its respective obligations under this Agreement, (ii) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such Person and (iii) this Agreement constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms;

(b)           no consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Agreement other than have been obtained;

(c)           such Person’s execution, delivery and performance of this Agreement does not contravene (i) such Person’s organizational documents, (ii) any law, rule or regulation applicable to such Person, (iii) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting such Person or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting such Person or its property;

(d)           the representations and warranties made by such Person in the Receivables Purchase Agreement and the other Transaction Documents are true and correct, in all material respects, as of the date hereof; and

(e)           both before and immediately after giving effect to this Agreement, no Amortization Event or Unmatured Amortization Event exists or shall exist.

SECTION 9.         CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.  (a)  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

(b)           EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE NEW ADMINISTRATOR OR THE PRIOR ADMINISTRATOR TO BRING PROCEEDINGS AGAINST ANY AMERISOURCE PARTY IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY AMERISOURCE PARTY AGAINST THE NEW ADMINISTRATOR OR THE PRIOR ADMINISTRATOR OR ANY AFFILIATE OF THE NEW ADMINISTRATOR OR THE PRIOR ADMINISTRATOR INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT

EXECUTED BY SUCH AMERISOURCE PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

(c)           EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY AMERISOURCE PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 10.       Execution in Counterparts; Severability.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  If any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby in such jurisdiction and the validity, legality and enforceability of the remaining provisions or obligations or of such provision or obligation shall not be impaired thereby in any other jurisdiction.

SECTION 11.       Section Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any other Transaction Document or any provision hereof or thereof.

SECTION 12.       Miscellaneous.  This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.

SECTION 13.       No Petition.  Bank of America hereby covenants and agrees that prior to the date which is one year and one day after the date on which the Receivables Purchase Agreement has been terminated in accordance with its terms and the Aggregate Unpaids and all other amounts owing by any Amerisource Party under the Receivables Purchase Agreement and each of the other Transaction Documents have been paid in full, it will not institute against or join any other Person in instituting against Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

SECTION 14.       Ratification.         After giving effect to this Agreement and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, individually, as Servicer and as Originator

By:
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN CORPORATION

By:
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

Payoff, Assignment

and Assumption Agreement

(Amerisource)

S-1

BANK OF AMERICA, NATIONAL ASSOCIATION, as Prior Administrator

By:
Name:	Willem van Beek
Title:	Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Bank of America, National Association

By:
Name:	Willem van Beek
Title:	Director

Payoff, Assignment

and Assumption Agreement

(Amerisource)

S-2

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as New Administrator

By:
Name:
Title:

Payoff, Assignment

and Assumption Agreement

(Amerisource)

S-3

SCHEDULE I

BANK OF AMERICA PAYOFF AMOUNT

PART I:

Invested Amount:	$22,142,857.00

Yield:	$31,365.80

Fees:	$77,500.00

Bank of America Payoff Amount:	$22,251,722.80

PART II:

Wiring Instructions with respect to amounts payable to Bank of America:

Bank:

ABA:

Acct No:

Acct Name:

Attn:

Ref:

Payoff, Assignment

and Assumption Agreement

(Amerisource)

Schedule I-1

SCHEDULE II

BANK OF AMERICA ATTORNEY FEES

PART I:

Bank of America Attorney Fees:	$42,996.74

PART II:

Wiring Instructions with respect Bank of America Attorney Fees:

Bank:

ABA

Account No.

Acct Name:

Ref: Matter #

Payoff, Assignment

and Assumption Agreement

(Amerisource)

Schedule II-1

SCHEDULE III

NON-RATABLE INCREMENTAL PURCHASE

PART I:

Purchaser Group	Purchase Price
Victory Receivables Corporation	$10,714,286.00
Working Capital Management Co., LP	$11,428,571.00

PART II:

Wiring Instructions with respect to amounts payable to Seller:

Bank:

ABA:

Acct No:

Acct Name:

Attn:

Ref:

III-1

SCHEDULE IV

GROUP INVESTED AMOUNT

Purchaser Group	Group Invested Amount
Liberty Street Funding LLC	$20,714,286.00
Market Street Funding LLC	$7,142,857.00
Victory Receivables Corporation	$31,428,572.00
Wells Fargo Bank, National Association	$17,142,857.00
Working Capital Management Co., LP	$23,571,428.00

IV-1